UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2026

KINETIC SEAS INCORPORATED

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-56478 (Commission File Number)	47-1981170 (IRS Employer Identification No.)

1501 Woodfield Road, Suite 114E,

Schaumburg, IL 60173

(Address of principal executive office) (Zip Code)

(888) 901-8806

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2026, Robert Jackson, Director of Kinetic Seas Incorporated, notified the Board of Directors of his resignation from all positions with the Company, effective the same day.

Mr. Jackson stated in his resignation letter that he is pursuing other business ventures and would like to avoid any potential conflicts of interest.

A copy of Mr. Jackson’s resignation letter is attached hereto as Exhibit 17.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

17.1	Resignation Letter of Robert Jackson, dated July 8, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kinetic Seas Incorporated

Dated: July 10, 2026	By:	/s/ Edward Honour
	Name:	Edward Honour
	Title:	Chief Executive Officer

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